AMALGAMATION	9 Months Ended
Sep. 30, 2022
Disclosure of detailed information about business combination [abstract]
AMALGAMATION

4.	AMALGAMATION

On April 26, 2022, PNRC and NAN entered into a definitive amalgamation agreement (the “Amalgamation Agreement”) in respect of their previously-announced RTO transaction, pursuant to which PNRC would “go-public” by way of a reverse takeover of NAN.

Transaction Particulars

Pursuant to the Amalgamation Agreement:

(i)	NAN’s subsidiary, NAN Subco, amalgamated with PNRC under Section 174 of the OBCA to form one corporation;
(ii)	Holders of PNRC shares exchanged their shares at a rate of 1.054 shares of NAN for each share of PNRC (the “Exchange Ratio”), after giving effect to the Consolidation; and
(iii)	the transactions resulted in an RTO of the Company under the policies of the Exchange, all in the manner contemplated by, and pursuant to, the terms and conditions of the Amalgamation Agreement.

In connection with the RTO, NAN has, among other things: (i) changed its name to “Premium Nickel Resources Ltd.”; (ii) changed its stock exchange ticker symbol to “PNRL”; and (iii) reconstituted the board of directors and management of the Company. The outstanding options of PNRC immediately prior to the effective time of the RTO were exchanged and adjusted pursuant to the terms of the Amalgamation Agreement such that holders thereof were entitled to acquire, following the closing of the RTO, options of the Company after giving effect to the Exchange Ratio, as applicable.

Before the closing of the RTO, NAN owned 7,667,707 common shares of PNRC and a 15% warrant which entitled NAN to purchase common shares of PNRC for up to 15% of the capital of PNRC, upon payment of US$10 million prior to the fifth anniversary of the date of issue. Prior to the date that the Amalgamation became effective, the common shares of PNRC and the 15% warrant to purchase common shares of PNRC held by NAN were contributed to NAN Subco, as part of the securities contribution, resulting in such securities being cancelled by operation of the Amalgamation.

Pursuant to the Amalgamation Agreement, the Company issued 82,157,536 common shares of the Company (on a post-Consolidation basis) in exchange for 77,948,368 common shares of PNRC. Immediately after giving effect to the RTO, the Company was owned as to (i) approximately 72.1% by persons who were shareholders of PNRC prior to the RTO, and (ii) approximately 27.9% by persons who were shareholders of NAN prior to the RTO.

Notes to the Unaudited Condensed Interim Consolidated Financial statements

For the Three and Nine Months Ended September 30, 2022

(Expressed in Canadian dollars)

Before the closing of the RTO, NAN had 31,748,399 common shares outstanding (on a post-Consolidation basis). Taking into account the composition of the board and senior management and the relative ownership percentages of NAN and PNRC shareholders in the newly-combined enterprise, PNRC is considered, from an accounting perspective, to have acquired NAN, and hence the RTO transaction has been treated as a “reverse takeover” under IFRS.

For financial reporting purposes, the Company is considered to be a continuation of PNRC, the legal subsidiary, except with regard to the authorized and issued share capital, which is that of NAN, the legal parent. The consolidated statements of operations and cash flows for the quarter ended September 30, 2022 include the results of operations and cash flows of PNRC for the period from January 1, 2022 to August 3, 2022, and the results of operations and cash flows of both PNRC and NAN for the period from August 3, 2022 to September 30, 2022. The primary reason for the business combination was to create a leading international nickel-copper-cobalt mineral exploration company. With a portfolio of nickel-copper cobalt assets, the Company will have the ability to execute a phased strategy and focus in the short term on developing the Selebi Project in Botswana, its material property.

The substance of the transaction is a reverse acquisition of a non-operating company. The transaction does not constitute a business acquisition as the amalgamation does not meet the definition of a business combination under IFRS 3. As a result, the transaction is accounted for as a capital transaction with NAN being identified as the accounting acquiree and the equity consideration being measured at fair value (“FV”).

The purchase price has been determined based on the number of shares that PNRC would have had to issue on the date of closing to give the owners of NAN the same percentage equity (27.9%) of the combined entity as they hold subsequent to the reverse takeover.

The costs of the acquisition have been allocated as follows:

NAN’s shares outstanding before RTO	158,741,995
NAN share price ($/share) before RTO	$0.58
FV of shares transferred	$92,070,357
FV of options, warrants and agent warrants	12,110,855
FV of preferred shares	38,082
Total FV of consideration transferred	$104,219,294

Cash	$11,051,917
Trade and other receivables	450,522
Property, plant and equipment	14,111
Exploration and evaluation assets*	18,875,760
Trade payables and accrued liabilities	(1,548,582)
Net assets acquired	28,843,728
Loss on acquisition	75,375,567
$104,219,294

*	Included in net assets acquired are exploration and evaluation assets, totaling $39.2 million, net of an impairment charge of $20.3 million.

Notes to the Unaudited Condensed Interim Consolidated Financial statements

For the Three and Nine Months Ended September 30, 2022

(Expressed in Canadian dollars)

Pursuant to the RTO, an aggregate of 8,827,250 options to purchase common shares of the Company (“Replacement Options”) were issued (on a post-Consolidation basis) to the former holders of options to purchase common shares of PNRC (prior to the RTO) (“PNRC Options”) in exchange for 8,375,000 PNRC Options. The Replacement Options issued to the former holders of PNRC Options were on the same terms and conditions as those exchanged by PNRC holders. No amount has been recorded in respect of these actual issuances of options. Rather, given that the RTO has been accounted for as a reverse takeover of NAN by PNRC, from an accounting perspective, PNRC is deemed to have issued options and warrants to the former security holders of NAN. On August 3, 2022, NAN had 2,995,794 options and 2,228,340 warrants outstanding, respectively, as well as 118,186 preferred shares that could be converted to 13,131 common shares of NAN (on a post-Consolidation basis). The fair value of the deemed issuance of 2,995,794 options, 2,228,340 warrants and 118,186 preferred shares of the Company was $12 million, and this amount has been included as a component of the purchase price. Costs related to the transaction were $2.3 million and were expensed as incurred.

The trading in common shares of NAN on the Exchange was halted following the announcement of the RTO on February 17, 2022, with the closing share price on the Exchange on that date being $0.58 per share. The common shares of the Company resumed trading on the Exchange on August 18, 2022, under the symbol “PNRL”. Given that the acquisition was effected by way of a pre-determined share exchange ratio negotiated in April 2022, the effect of recording the share consideration exchanged using market price for the shares on the last trading date prior to the transaction resulted in a loss of approximately $75 million with respect to the fair value of the consideration transferred over the fair value of identifiable net assets, which has been recorded as a loss during the period in other income.